Financial instruments - Risk management and fair value	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Financial instruments - Risk management and fair value
28.	Financial instruments - Risk management and fair value

In the normal course of its operations, the Company is exposed to a variety of financial risks: market risk (especially cash flow, currency, commodity prices and interest rate risk), credit risks and liquidity risk. The Company has established risk management policies to minimize potential adverse effects on the Company’s financial performance:

28.1	Fuel price risk

The Company has risks that are common in its industry, which it mitigates through derivatives contracts. The main risk associated with the industry is the variation in fuel prices, which the Company mitigates through derivatives instruments contracts.

The Company periodically enters into transactions for derivative financial instruments, namely, fuel derivative instruments, with the purpose of providing for short to mid-term hedging (generally three to eighteen months) against sudden and significant increases in jet fuel prices, while simultaneously ensuring that the Company is not at competitive disadvantage in the event of a substantial decrease in jet fuel prices. The Company does not hold or issue derivative financial instruments for trading purposes.

The Company’s derivative contracts did not qualify as hedges for financial reporting purposes. Accordingly, changes in fair value of such derivative contracts, which amounted to gains of $2.8 million (2016: gains of $111.6 million and loss of $11.6 million in 2015), were recorded as a component of “Net change in fair value of derivatives” in the accompanying consolidated statement of profit or loss.

The Company’s derivative contracts matured in December 2017 (2016: $2.8 million), the fair value of derivative was recorded in “Trade, other payables and financial liabilities” in the consolidated statement of financial position. The Company’s purchases of jet fuel are made primarily from one supplier (see note 19).

Financial derivative instruments expose the Company to credit loss in the event of nonperformance by the counterparties to the agreements. However, the Company does not expect any failure of the counterparties to meet their obligations, as the Company’s policy to manage credit risk is to engage in business with counterparties that are financially stable and experienced in energy risk management. The amount of such credit exposure is generally the unrealized gain, if any, of such contracts.

Fuel price risk is estimated as a hypothetical 10% increase in the December 31, 2017 cost per gallon of fuel. Based on projected 2018 fuel consumption, such an increase would result in an increase to aircraft fuel expense of approximately $60.9 million in 2018 (unaudited).

28.2	Market risk

Foreign currency risk

Foreign exchange risk is originated when the Company performs transactions and maintains monetary assets and liabilities in currencies that are different from the functional currency of the Company. Assets and liabilities in foreign currency are translated using with the exchange rates at the end of the period, except for non-monetary assets and liabilities that are translated at the equivalent cost of the U.S. dollar at the acquisition date and maintained at the historical rate. The results of foreign operations are translated using the average exchange rates that were in place during the period. Gains and losses deriving from exchange rates are included within “(Loss) Gain on foreign currency fluctuations” in the consolidated statement of profit or loss.

The majority of the obligations are denominated in U.S. dollars. Since Panama uses the U.S. dollar as legal tender, the majority of the Company’s operating expenses are also denominated in U.S. dollars, approximately 43.7% of revenues and 59.8% of expenses, respectively. A significant part of our revenue is denominated in foreign currencies, including the Brazilian real, Colombian peso and Argentinian peso, which represented 16.5%, 11.4% and 7.8%, respectively (2016: 10.1%, 11.8% and 6.8% respectively).

Generally, the Company’s exposure to most of these foreign currencies, with the exception of the Venezuelan bolivar, is limited to the period of up to two weeks between the completion of a sale and the conversion to U.S. dollar.

Foreign companies operating in Venezuela, including airlines, have experienced increasing delays for approvals by the Venezuelan government to repatriate funds. To reduce the cash exposure in Venezuela, the Company processes its passenger tickets mainly in U.S. dollars, constantly monitors sales and adjusts capacity.

During 2015, the Company used Sistema Complementario de Administracion de divisas (“SICAD”) rate of VEF 13.50 per U.S. dollar. As of December 31, 2015, the Company decided that in view of the lack of repatriation the SICAD rate could no longer be considered available in practice, this combined with the deterioration of the Venezuelan economy. Instead, the Company has chosen to use Sistema Marginal de Divisas (“SIMADI”) exchange rate of VEF198.7 per U.S. dollar to translate all the financial assets and liabilities at the 2015 year-end, which is considered a better reflection of the Bolivar given the current economic reality of that country.

This rate was applied to all funds in Venezuela, resulting in a foreign currency translation loss of $430.2 million as of December 31, 2015.

On March 9, 2016, the Venezuelan government published in official gazette The Exchange Agreement No. 35 where is indicated the elimination of the SICAD and the preferential exchange rate of VEF 13.50 per U.S. dollar for aeronautical operations. The SICAD was replace by Sistema de tipo de cambio complementario flotante de Mercado (DICOM), which consists of a system of floating exchange rate according to market conditions. As of December 31, 2017, the exchange rate to translate all the financial assets and liabilities in Venezuela, according to DICOM, is VEF 3,345.0 (2016: VEF 673.7) per U.S. dollar.

The following chart summarizes the Company’s foreign currency risk exposure (assets and liabilities denominated in foreign currency) as of December 31:

	2017	2016
Assets
Cash and cash equivalents	$25,189	$51,718
Investments	277	276
Accounts receivable, net	75,769	69,460
Prepaid expenses	32,045	34,635
Other assets	29,459	35,343

Total assets	$162,739	$191,432
Liabilities
Accounts payable	37,186	32,098
Taxes payable	39,559	55,060
Other liabilities	25,471	40,342

Total liabilities	$102,216	$127,500

Net position	$60,523	$63,932

From time to time the, Company enters into factoring agreements on receivables outstanding on credit card sales in certain countries.

28.3	Credit risk

Credit risk originates from cash and cash equivalents, deposits in banks, investments in financial instruments and accounts receivables. It is the risk that the counterparty is not being capable of fulfilling its contractual obligations, causing financial losses to the Company.

To mitigate the credit risk arising from deposits in banks and investments in financial instruments, the Company only conducts business with financial institutions that have an investment grade above BBB-from Fitch or Standard & Poor’s, with strength and liquidity indicators aligning with or above the market average.

Regarding credit risk originating from commercial accounts receivable, the Company does not consider it significant since most of the accounts receivable can be easily converted into cash, usually in periods no longer than one month. Accounts receivable from cargo agencies are more likely to be exposed to credit risk, but this is mitigated with the established policies to make sure that the credit sales are to clients with good credit history. Specific credit limits and payment terms have been established according to periodic analysis of the client’s payment capacity.

A considerable amount of the Company’s tickets sales are processed through major credit cards, resulting in accounts receivable that are generally short-term and usually collected before revenue is recognized. The Company considers that the credit risk associated with these accounts receivable is controllable based on the industry’s trends and strong policies and procedures established and followed by the Company.

28.4	Interest rate and cash flow risk

The income and operating cash flows of the Company are substantially independent of changes in interest rates, because the Company does not have significant assets that generate interest except for surplus cash and cash equivalents and short and long-term investments.

Interest rate risk is originates mainly from long-term debts related to aircraft acquisition. These long-term lease payments at variable interest rates expose the Company to cash flow risk. To mitigate the effect of variable cash flows associated to contracted rates and transform them into fixed rates, the Company entered into one Interest Rates Swap contract to hedge against market rates fluctuations.

As of December 31, 2017 and 2016, fixed interest rates range from 1.81% to 5.58%, and the main floating rate is LIBOR.

The Company’s earnings are affected by changes in interest rates due to the impact of those changes on interest expenses from variable-rate debt instruments and operating leases, and on interest income generated from cash and investment balances. If the interest rate average is 10% more in 2018 than in 2017, the interest expense would increase by approximately $1.4 million and the fair value of the debt would decrease by approximately $1.3 million. If interest rates average 10% less in 2018 than in 2017, the interest income from marketable securities would decrease by approximately $1.4 million and the fair value of the debt would increase by approximately $1.3 million. These amounts are determined by considering the impact of the hypothetical interest rates on the variable-rate debt and marketable securities equivalent balances at December 31, 2017.

28.5	Liquidity risk

The Company’s policy requires having sufficient cash to fulfill its obligations. The Company maintains sufficient cash on hand and in banks or cash equivalents that are highly liquid. The Company also has credit lines in financial institutions that allow it to withstand potential cash shortages to fulfill its short-term commitments (see note 27).

The table below summarizes the Company’s financial liabilities according to their maturity date. The amounts in the table are the contractual undiscounted cash flows. Balances due within twelve months equal their carrying balances as the impact of discounting is not significant.

December 31, 2017

	Note	Carrying amount	Contractual cash flow	Less than twelve months	Between 1 and 4 years	More than 4 years
Non-derivative financial liabilities
Debt	18	$1,174,581	$1,313,191	$329,284	$549,726	$434,181
Account payable	19	116,554	116,554	116,554	—	—
Account payable to related parties	19	12,880	12,880	12,880	—	—

		$1,304,015	$1,442,625	$458,718	$549,726	$434,181

December 31, 2016

	Note	Carrying amount	Contractual cash flow	Less than twelve months	Between 1 and 4 years	More than 4 years
Non-derivative financial liabilities
Debt	18	$1,184,132	$1,334,816	$252,680	$616,031	$466,105
Account payable	19	104,174	104,174	104,174	—	—
Account payable to related parties	19	8,681	8,681	8,681	—	—

		1,296,987	1,447,671	365,535	616,031	466,105
Derivative financial liabilities
Fuel derivative instrument	19	2,801	2,801	2,801	—	—

		$2,801	$2,801	$2,801	$—	$—

28.6 Equity risk management

The Company’s objectives when managing equity are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal equity structure to reduce the cost of capital.

Consistent with others in the industry, the Company monitors equity on the basis of the gearing ratio. This ratio is calculated as net debt divided by total equity. Net debt is calculated as total borrowings (including current and non-current borrowings as shown in the consolidated statement of financial position), less cash and cash equivalents and short-term investments. Total capitalization is calculated as equity as shown in the consolidated statement of financial position plus net debt.

The Company’s gearing ratio (unaudited) is a follows:

	2017	2016
Total debt (note 18)	$1,174,581	$1,184,132
Less: non-restricted cash and cash equivalents and short-term investments	(943,900)	(814,689)

Net debt	230,681	369,443
Total equity	1,905,612	1,636,753

Total capitalization	2,136,293	2,006,196

Gearing ratio	10.8%	18.4%

28.7	Fair value measurement

The following table shows the carrying amount and fair values of financial assets and financial liabilities as of December 31:

		Carrying amount		Fair Value
	Note	2017	2016	2017	2016
Financial assets
Cash and cash equivalents	8	$238,792	$331,687	$238,792	$331,687
Short-term investments	9	705,108	483,002	705,108	483,002
Account receivable	10	118,085	116,100	118,085	116,100
Long-term investments	9	65,953	953	65,953	953
Financial liabilities
Debt	18	1,174,581	1,184,132	1,053,070	1,062,952
Account payable	19	129,434	112,857	129,434	112,857
Fuel derivative instruments	19	—	2,801	—	2,801

The fair value of the financial assets and liabilities is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following methods and assumptions were used to estimate the fair values:

•	Cash and cash equivalents, short-term investments approximate their carrying amounts largely due to the short-term maturities of these instruments.

•

Accounts receivable are evaluated by the Company based on parameters such as interest rates, and risk characteristics. Based on this evaluation, allowances are taken into account for the expected losses of these receivables.

•	Debt obligations, financial assets, and financial liabilities are estimated by discounting future cash flows using the Company’s current incremental borrowing for a similar liability.

The following chart summarizes the Company’s financial instruments measured at fair value, classified according to the valuation method:

	Fair value measurement as of reporting date
	2016	Level 1	Level 2	Level 3
Liabilities
Fuel derivatives	2,801	—	2,801	—

Total liabilities	$2,801	$—	$2,801	$—